Exhibit 10.1
[Execution]
AMENDMENT NO. 1 TO CREDIT AGREEMENT
AMENDMENT NO. 1 TO CREDIT Agreement, dated as of December 10, 2015 (this “Amendment No. 1”), is by and among J. C. Penney Company, Inc. (“Holdings”), J. C. Penney Corporation, Inc. (“Parent Borrower”), J. C. Penney Purchasing Corporation (“Purchasing,” and together with Parent Borrower, individually, a “Borrower” and collectively, “Borrowers”), the parties to the Collateral Agreement (as defined in the Credit Agreement (as defined below)) as guarantors (individually, a “Guarantor” and collectively, “Guarantors”), Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, “Administrative Agent”) for the parties to the Credit Agreement as lenders (individually, a “Lender” and collectively, “Lenders”) and Revolving Agent (in such capacity, “Revolving Agent”), Bank of America, N.A., as Term Agent (in such capacity, “Term Agent,” and together with Administrative Agent and Revolving Agent, individually an “Agent” and collectively, “Agents”), Wells Fargo Bank, National Association and Bank of America, N.A., as co-collateral agents (collectively, in such capacity, the “Co-Collateral Agents”), and Lenders.
W I T N E S S E T H :
WHEREAS, Agents, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Credit Agreement, dated as of June 20, 2014, by and among Agents, Lenders, Borrowers and Holdings (as from time to time amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”, and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated, or replaced, collectively, the “Loan Documents”);
WHEREAS, Borrowers and Guarantors have requested an increase in the Revolving Maximum Credit (as defined in the Credit Agreement) by $500,000,000 and certain other amendments to the Credit Agreement as set forth herein;
WHEREAS, Borrowers and Guarantors have advised Agents and Lenders that, concurrently with the increase in the Revolving Maximum Credit, Borrowers will repay the Term Loans (as defined in the Credit Agreement) in full with available cash of Borrowers or with proceeds of any Revolving Loans received by the Borrowers on the Amendment No. 1 Effective Date (as defined below) and desire to terminate the arrangements under the Credit Agreement with respect to the Term Loans;
WHEREAS, Agents and Lenders are willing to agree to such increase and such other amendments to the Credit Agreement as set forth herein, subject to terms and conditions set forth herein; and
WHEREAS, by this Amendment No. 1, Agents, Lenders, Borrowers and Guarantors intend to evidence such increase, repayment and termination and other amendments.
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Definitions.

1.1Amendments to Definitions.

(a)The definition of the term “Change in Control” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person other than Holdings or a wholly owned Subsidiary of Holdings of any Equity Interest in the Parent Borrower; (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the Closing Date) other than any retirement or savings plan for employees of Holdings and its Subsidiaries, of Equity Interests representing more than 42.5% of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding Equity Interests in Holdings; (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of Holdings by Persons who were neither (i) nominated or approved by the board of directors of Holdings, or a committee thereof, nor (ii) appointed or approved by directors so nominated; or (d) the occurrence of any “change in control” (or similar event, however denominated), under and as defined in any indenture or other agreement or instrument evidencing, governing the rights of the holders of or otherwise relating to any Material Indebtedness. Notwithstanding the foregoing, the acquisition by a financial institution of Equity Interests in Holdings acquired by such financial institution pursuant to an underwriting arrangement in the ordinary course of its business shall not constitute a “Change in Control”.”
(b)The definition of the term “Agents” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Agents” means Administrative Agent, Co-Collateral Agents, LC Agent, and Revolving Agent, each in such capacity.”
(c)The definition of the term “Term Lenders” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Term Lenders” means the Persons listed on Schedule 2.01 as a Lender having a Term Commitment and any other Person that shall have become a party hereto as a Term Lender pursuant to an Assignment and Assumption or pursuant to Section 2.22 or 2.23, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption or any Term Lender whose Term Loans have been repaid in full.”
1.2Additional Definitions. As used herein, the following terms shall have the meaning given to them below:

(a)“Amendment No. 1” means this Amendment No. 1 to Credit Agreement, dated as of December 10, 2015, by and among Agents, Lenders, and Loan Parties.

(b)“Amendment No. 1 Effective Date” means the first date on which the conditions precedent set forth in Section 9 of Amendment No. 1 are satisfied as set forth in the notice from Administrative Agent to Parent Borrower provided for in Section 9 of Amendment No. 1.

(c)“Facility Increase Transactions” means the amendments to the Credit Agreement provided for in Amendment No. 1, the repayment of the Term Loans provided for in Amendment No. 1, the payments of fees and expenses in connection therewith and other transactions related to any of the foregoing as provided in Amendment No. 1.

1.3Interpretation. For purposes of this Amendment No. 1, all terms used herein which are not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement as amended by this Amendment No. 1.

Section 2.    Revolving Commitment Increase. On the Amendment No. 1 Effective Date:

2.1the aggregate amount of the Revolving Commitments of all Revolving Lenders shall be increased by $500,000,000 to a total amount of $2,350,000,000 pursuant to a Revolving Commitment Increase in accordance with the terms of Section 2.22 of the Credit Agreement;

2.2the Revolving Commitment of each Revolving Lender shall be in the amount set forth on the attached Amended and Restated Schedule 2.01 to Amendment No. 1, which schedule shall replace and supersede in its entirety the existing Schedule 2.01 to the Credit Agreement; and

2.3each party to Amendment No. 1 as a Revolving Lender that is not a Revolving Lender prior to the Amendment No. 1 Effective Date shall be a Revolving Lender with a Revolving Commitment in the amount for such Revolving Lender set forth on the Amended and Restated Schedule 2.01 to Amendment No. 1.

Section 3.    Repayment and Termination of Term Loans. On the Amendment No. 1 Effective Date:

3.1the financing arrangements relating to the Term Loans and all obligations as among Administrative Agent, Term Agent, Term Lenders, Borrowers and Guarantors pursuant to the Loan Documents for the Term Loans shall be automatically terminated, canceled and of no further force and effect;

3.2Administrative Agent, Term Agent and Term Lenders shall have no further obligation in respect of Term Loans or to make any Additional Term Loans or have any other duties or responsibilities in connection with the Loan Documents; and

3.3all security interests, encumbrances and liens upon, and pledges, mortgages or other assignments of, any and all properties and assets of each Loan Party heretofore granted by such Loan Party to Administrative Agent pursuant to any Loan Document shall not secure any Obligations in respect of the Term Loans (but shall in all respects continue to secure the Obligations in respect of all other Loans and other Obligations).

Section 4.    Resignation of Term Agent. On the Amendment No. 1 Effective Date:

4.1Bank of America, N.A. hereby resigns as Term Agent under the Credit Agreement and the other Loan Documents and such resignation shall be effective as of the Amendment No. 1 Effective Date and from and after the Amendment No. 1 Effective Date there shall be no Term Agent under the Credit Agreement; and

4.2    Term Agent is hereby released and discharged from each and all of its obligations and duties as Term Agent under the Credit Agreement and the other Loan Documents, subject to rights reserved to a resigning Term Agent under the terms of the Credit Agreement.

Section 5.    Minimum Excess Availability Covenant. On the Amendment No. 1 Effective Date, Section 6.11 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Section 6.11. Minimum Excess Availability. Loan Parties shall maintain minimum Excess Availability at all times of not less than (a) $200,000,000 in the event that 10% of the Revolving Credit Line Cap is equal to or greater than $200,000,000 or (b) the greater of (i) 10% of the Revolving Credit Line Cap or (ii) $150,000,000 in the event that 10% of the Revolving Credit Line Cap is less than $200,000,000.”
Section 6.     Amendments and Waivers. On the Amendment No. 1 Effective Date, Section 9.02 of the Credit Agreement is hereby amended by deleting all references to the term “Term Agent” or “Required Term Lenders” in such Section.

Section 7.     Lead Arrangers.

7.1On the Amendment No. 1 Effective Date, the first paragraph of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“CREDIT AGREEMENT dated as of June 20, 2014 (the “Agreement”), among J. C. PENNEY COMPANY, INC. (“Holdings”), J. C. PENNEY CORPORATION, INC. (“Parent Borrower”), J. C. PENNEY PURCHASING CORPORATION (“Purchasing”), the lenders listed on the signature pages hereof or pursuant to any joinder hereto or through an assignment as Revolving Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, “Administrative Agent”) and Revolving Agent (in such capacity, “Revolving Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION and BANK OF AMERICA, N.A., as co-collateral agents (collectively, in such capacity, the “Co-Collateral Agents”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as LC Agent (in such capacity, “LC Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, J.P. MORGAN SECURITIES LLC, BANK OF AMERICA, N.A., BARCLAYS BANK PLC, CITIZENS BANK, NATIONAL ASSOCIATION, HSBC BANK USA, N.A., GOLDMAN SACHS BANK USA, REGIONS BUSINESS CAPITAL, A DIVISION OF REGIONS BANK, SUNTRUST ROBINSON HUMPHREY, INC. and CIT FINANCE LLC as Revolving Joint Bookrunners and Revolving Joint Lead Arrangers (collectively “Lead Arrangers”), BANK OF AMERICA, N.A., as Syndication Agent (in such capacity, “Syndication Agent”), and J.P. MORGAN SECURITIES LLC, BARCLAYS BANK PLC, GOLDMAN SACHS BANK USA, HSBC BANK USA, N.A., CIT FINANCE LLC, CITIZENS BANK, NATIONAL ASSOCIATION, REGIONS BANK and SUNTRUST BANK as Joint Documentation Agents (in such capacity, “Joint Documentation Agents”).”
7.2    On the Amendment No. 1 Effective Date, the first page of the Credit Agreement is hereby replaced with the text on Exhibit A to this Amendment No. 1.

Section 8.     Representations and Warranties. Each Loan Party represents and warrants to Lenders that:

8.1As of the Amendment No. 1 Effective Date, and after giving effect to the Facility Increase Transactions, no Default has occurred and is continuing.

8.2The Facility Increase Transactions provided for herein (a) will not violate or result in a default under any material provision of any indenture, agreement or other instrument binding upon Holdings or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by Holdings or any Subsidiary, and (b) will not result in the creation or imposition of any Lien on any asset of Holdings or any of its Subsidiaries, except Liens created under the Security Documents.

8.3This Amendment No. 1 to be entered into by each Loan Party is within such Loan Party’s organizational power and has been duly authorized by all necessary organizational and, if required, stockholder action. This Amendment No. 1 has been duly executed and delivered by each Loan Party which is a party hereto and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 9.    Conditions Precedent. The Revolving Commitment Increase provided for herein and the other amendments to the Credit Agreement contained herein shall only be effective upon the date on which each of the following conditions is satisfied:

9.1Administrative Agent shall have received each of the following:

(a)an original or original counterparts (or a telefacsimile or other electronic copy, including an email with a pdf) of this Amendment No. 1, duly authorized, executed and delivered by Borrowers, Guarantors, Administrative Agent, each Augmenting Revolving Lender, and such other Lenders as may constitute Required Lenders;

(b)a favorable written opinion (addressed to the Administrative Agent, the Issuing Banks and the Revolving Lenders and dated the Amendment No. 1 Effective Date) of each of Skadden, Arps, Slate, Meagher & Flom LLP, special New York counsel for the Loan Parties, and Janet Link, General Counsel of Holdings, covering such matters relating to the Loan Parties, the Loan Documents or the Facility Increase Transactions as the Administrative Agent or the Revolving Lenders shall reasonably request (and each of Holdings, the Parent Borrower and Purchasing hereby requests such counsel to deliver such opinions);

(c)such customary documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Facility Increase Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Facility Increase Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel;

(d)a certificate, dated the Amendment No. 1 Effective Date and signed by the President, a Vice President or a Financial Officer of the Parent Borrower, confirming compliance with each of the conditions set forth in Sections 9.2, 9.3 and 9.4 of Amendment No. 1 as of the Amendment No. 1 Effective Date; and

(e)the Borrowing Base Certificate for the Borrowers’ fiscal month of October 2015.

9.2Each of the conditions set forth in Section 2.22(a) of the Credit Agreement shall be satisfied.

9.3The representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties relate to an earlier date, in which case they shall have been true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) as of such earlier date.

9.4At the time of and immediately after giving effect to the Revolving Commitment Increase and the other terms and conditions of this Amendment No. 1, no Default shall have occurred and be continuing.

9.5Substantially contemporaneously with the effectiveness of Amendment No. 1, Borrowers shall have repaid in full all Obligations under the Term Loans and all commitments in respect thereof shall have been terminated in accordance with the terms of the payoff letter with respect thereto and Administrative Agent shall have received such payoff letter with respect to the repayment of the Term Loans and related Obligations owing to each Term Lender executed and delivered by Term Agent on behalf of each such Term Lender.

9.6Excess Availability, after giving effect to the Facility Increase Transactions, and after provision for payment of all fees and expenses related thereto, shall be not less than $850,000,000.

9.7All costs, fees and expenses contemplated hereby due and payable on the Amendment No. 1 Effective Date to Administrative Agent, Lead Arrangers and Lenders in respect of the Revolving Commitment Increase shall have been paid by Borrowers to the extent invoiced to Borrowers within 5 days prior to the Amendment No. 1 Effective Date.

Administrative Agent shall notify Parent Borrower of the Amendment No. 1 Effective Date and such notice shall be conclusive and binding.
Section 10.Waiver of Delivery of Notice of Prepayment and Termination. Pursuant to Section 9.02(b) of the Credit Agreement, each of the parties hereto hereby waives the notice requirements under Section 2.10(f) of the Credit Agreement with respect to the notice of prepayment of the Term Loans as contemplated herein and hereby agrees that delivery of the Notice of Prepayment and Termination by the Parent Borrower to the Term Agent on December 9, 2015 satisfies the requirement of Section 2.10(f) of the Credit Agreement.

Section 11.    Effect of Amendment No. 1. Except as expressly set forth herein, no other amendments, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Loan Parties shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment No. 1 or with respect to the subject matter of this Amendment No. 1. Without limiting the generality of the foregoing, each Guarantor hereby acknowledges and confirms that its guarantee of the Obligations is in full force and effect in accordance with its terms and is hereby ratified and confirmed and such continuing liability shall not be affected by this Amendment No. 1, nor shall anything contained in this Amendment No. 1 be deemed to limit or otherwise affect its obligations under such guarantee. To the extent of conflict between the terms of this Amendment No. 1 and the other Loan Documents, the terms of this Amendment No. 1 shall control. The Credit Agreement and this Amendment No. 1 shall be read and construed as one agreement. This Amendment No. 1 is a Loan Document. The Credit Agreement remains in full force and effect, and nothing contained in this Amendment No. 1 will constitute a waiver of any right, power or remedy under the Credit Agreement.

Section 12.    Governing Law. The validity, interpretation and enforcement of this Amendment No. 1 and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

Section 13.    Jury Trial Waiver. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 1, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT NO. 1 BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.

Section 14.    Binding Effect. This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

Section 15.    Entire Agreement. This Amendment No. 1 represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

Section 16.    Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 1.

Section 17.    Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 1 by telefacsimile or other electronic method of transmission (including email with a pdf) shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 1. Any party delivering an executed counterpart of this Amendment No. 1 by telefacsimile or other electronic method of transmission (including email with a pdf) shall also deliver an original executed counterpart of this Amendment No. 1, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment No. 1.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

J. C. PENNEY CORPORATION, INC.
J. C. PENNEY COMPANY, INC.

By:     /s/ Michael Porter
Name: Michael Porter
Title: Vice President and Treasurer

J. C. PENNEY PURCHASING CORPORATION
JCP REAL ESTATE HOLDINGS, INC.
J. C. PENNEY PROPERTIES, INC.

By:     /s/ Gary Piper
Name: Gary Piper
Title: Vice President, Treasurer

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[Amendment No. 1 to Credit Agreement]

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Revolving Agent and Co-Collateral Agent

By:     /s/ Danielle Baldinelli
Name: Danielle Baldinelli
Title: Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as LC Issuer, as a Lender and as Swing Line Lender

By:     /s/ Danielle Baldinelli
Name: Danielle Baldinelli
Title: Director

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BANK OF AMERICA, N.A.,
as Term Agent and Co-Collateral Agent

By: /s/ Paley Chen
Name: Paley Chen
Title: Vice President

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Christine Hutchinson
Name: Christine Hutchinson
Title: Director

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JPMORGAN CHASE BANK, N.A.,
as a Lender

By:     /s/ Barry K. Bergman
Name: Barry K. Bergman
Title: Managing Director

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BARCLAYS BANK PLC,
as a Lender

By:     /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

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CITIZENS BANK, NATIONAL ASSOCIATION,
as a Lender

By:     /s/ Michael J. Ganann
Name: Michael J. Ganann
Title: Senior Vice President

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HSBC BANK USA, N.A.,
as a Lender

By:     /s/ Brian Gingue
Name: Brian Gingue
Title: Senior Vice President

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GOLDMAN SACHS BANK USA,
as a Lender

By:     /s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory

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REGIONS BANK,
as a Lender

By:     /s/ Connie Ruan
Name: Connie Ruan
Title: Vice President

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CIT FINANCE LLC,
as a Lender

By:     /s/ Avinash Nainani
Name: Avinash Nainani
Title: Vice President

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SIEMENS FINANCIAL SERVICES, INC.,
as a Lender

By: /s/ John Finore
Name: John Finore
Title: Vice President

By:     /s/ Jeffrey Berger
Name: Jeffrey Berger
Title: VP, Head of Business Administration

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EVERBANK,
as a Lender

By:     /s/ Mark Fagnani
Name: Mark Fagnani
Title: Senior Vice President

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RB INTERNATIONAL FINANCE (USA) LLC,
as a Lender

By:     /s/ John A. Valiska
Name: John A. Valiska
Title: First Vice President

By:     /s/ Steven VanSteenbergen
Name: Steven VanSteenbergen
Title: Vice President

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NYCB SPECIALTY FINANCE COMPANY, LLC,
as a Lender

By: /s/ William D. Dickerson, Jr.
Name: William D. Dickerson, Jr.
Title: Senior Vice President

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BMO HARRIS BANK N.A.,
as a Lender

By:     /s/ Kara Goodwin
Name: Kara Goodwin
Title: Managing Director

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FIFTH THIRD BANK,
as a Lender

By:     /s/ Brian Anderson
Name: Brian Anderson
Title: Vice President

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SUNTRUST BANK,
as a Lender

By: /s/ J. Matney Gornall
Name: J. Matney Gornall
Title: Vice President

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TD BANK, N.A.,
as a Lender

By:     /s/ Virginia Pulverenti
Name: Virginia Pulverenti
Title: Vice President

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CITY NATIONAL BANK, A NATIONAL BANKING
ASSOCIATION,
as a Lender

By:     /s/ Robert Yasuda
Name: Robert Yasuda
Title: Senior Vice President

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WOODFOREST NATIONAL BANK,
as a Lender

By:     /s/ Tim Hanchett
Name: Tim Hanchett
Title: Senior Vice President

Amended and Restated Schedule 2.01
to
Amendment No. 1 to Credit Agreement
Commitments

Revolving Commitments:

Lender	Revolving Commitment
Wells Fargo Bank, National Association	$495,000,000
JPMorgan Chase Bank, N.A.	$365,000,000
Bank of America, N.A.	$348,000,000
Barclays Bank PLC	$196,000,000
Citizens Bank, National Association	$125,000,000
HSBC Bank USA, N.A.	$115,000,000
Goldman Sachs Bank USA	$100,000,000
Ally Bank	$95,000,000
Regions Bank	$75,000,000
Siemens Financial Services, Inc.	$70,000,000
SunTrust Bank	$70,000,000
CIT Finance LLC	$65,000,000
BMO Harris Bank N.A.	$35,000,000
EverBank	$35,000,000
Fifth Third Bank	$35,000,000
TD Bank, N.A.	$35,000,000
City National Bank	$25,000,000
NYCB Specialty Finance Company, LLC	$23,000,000
Woodforest National Bank	$23,000,000
CF Lending, LLC (GECC affiliate)	$10,000,000
RB International Finance (USA) LLC	$10,000,000
TOTAL:	$2,350,000,000

Exhibit A
to
Amendment No. 1 to Credit Agreement
CREDIT AGREEMENT
dated as of June 20, 2014
(as amended as of December 10, 2015)
among
J. C. PENNEY COMPANY, INC.,
J. C. PENNEY CORPORATION, INC.,
J. C. PENNEY PURCHASING CORPORATION,

The Lenders Party Hereto,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Revolving Agent and Swingline Lender

WELLS FARGO BANK, NATIONAL ASSOCIATION and BANK OF AMERICA, N.A.,
as Co-Collateral Agents
and
WELLS FARGO BANK, NATIONAL ASSOCIATION, as LC Agent
WELLS FARGO BANK, NATIONAL ASSOCIATION
J.P. MORGAN SECURITIES LLC
BANK OF AMERICA, N.A.
BARCLAYS BANK PLC
CITIZENS BANK, NATIONAL ASSOCIATION
HSBC BANK USA, N.A.
GOLDMAN SACHS BANK USA
REGIONS BUSINESS CAPITAL, A DIVISION OF REGIONS BANK
SUNTRUST ROBINSON HUMPHREY, INC.
CIT FINANCE LLC
as Revolving Joint Bookrunners and Revolving Joint Lead Arrangers
BANK OF AMERICA, N.A.
as Syndication Agent
and
J.P. MORGAN SECURITIES LLC,
BARCLAYS BANK PLC
GOLDMAN SACHS BANK USA
HSBC BANK USA, N.A.
CIT FINANCE LLC
CITIZENS BANK, NATIONAL ASSOCIATION
REGIONS BANK
SUNTRUST BANK
as Joint Documentation Agents